Supplement dated June 17, 2022 to the Wilmington Funds (the “Trust”)

Prospectus dated August 31, 2021, as revised November 17, 2021 (the “Prospectus”)

Effective June 30, 2022, the information in the Prospectus with respect to the Wilmington International Fund will be amended, supplemented or replaced as follows:

Addition and Removal of Sub-Advisor to the Wilmington International Fund (the “Fund”)

Effective on or about June 30, 2022, Parametric Portfolio Associates LLC (“Parametric”) will be added as a sub-adviser to the Fund. In addition, Allianz Global Investors U.S. LLC (“Allianz”) will be removed as a sub-adviser to the Fund. Accordingly, effective on or about June 30, 2022, all references to Allianz and its portfolio management team in the Prospectus are hereby deleted.

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on page 7 of the Prospectus:

Investment Sub-Advisors

Principal Sub-Adviser – Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Regional Sub-Advisers – AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), Parametric Portfolio Associates LLC (“Parametric”) and Schroder Investment Management North America, Inc. (“Schroders”).

Portfolio Managers	Title	Service Date (with the Fund)
Matthew D. Glaser	Senior Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016

Allen E. Choinski, CFA	Senior Vice President and Portfolio Manager at WTIA	2022

Caroline Moleux, CFA	Senior Portfolio Manager at AXA	2016

Benoist Leveque, CFA	Portfolio Manager at AXA IM	2022

Boris Jurczyk, CFA	Head of Equity Selection at Berenberg	2016

Luca Kroschke	Portfolio Manager at Berenberg	2022

Kristen Schluter, CFA	Portfolio Manager at Berenberg	2022

Toshinori Kobayashi	Lead Portfolio Manager at Nikko	2016

Yu Sato	Back-Up Portfolio Manager at Nikko	2021

Paul Bouchey	Global Head of Research at Parametric	2022

Thomas C. Seto	Head of Investment Management at Parametric	2022

Toby Hudson	Fund Manager at Schroders	2016

The following paragraph is added to page 71 of the Prospectus under the sub-section entitled “Sub-Advisors” for the Fund:

Parametric Portfolio Associates LLC (“Parametric”) sub-advises a portion of the International Fund. Parametric is a registered investment advisor with its principal executive office located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. As of March 31, 2021, Parametric had assets under management of approximately $415 billion.

The references to Allianz on page 71 is hereby deleted.

The following amends and replaces certain information on page 71 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

International Fund – Matthew D. Glaser and Allen E. Choinski, CFA, allocate the assets of the International Fund among the sub-advisors. Caroline Moleux, CFA and Benoist Leveque, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to AXA. Luca Kroschke and Kristen Schluter, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to Berenberg. Toshinori Kobayashi and Yu Sato are responsible for the day-to-day management of any portion of the Fund allocated to Nikko. Paul Bouchey and Thomas C. Seto are responsible for the day-to-day management of any portion of the

Fund allocated to Parametric. Toby Hudson is responsible for the day-to-day management of any portion of the Fund allocated to Schroder. The sub-advisors decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

The references to Allianz and their portfolio managers on pages 72-75 are hereby deleted.

Please keep this Supplement for future reference.

Supplement dated June 17, 2022 to the Wilmington Funds (the “Trust”)

Statement of Additional Information dated November 17, 2021 (the “SAI”)

Effective June 30, 2022, the information in the SAI with respect to the Wilmington International Fund will be amended, supplemented or replaced as follows:

Wilmington International Fund (the “Fund”)

Effective on or about June 30, 2022, Parametric Portfolio Associates LLC (“Parametric”) will be added as a sub-adviser to the Fund. In addition, Allianz Global Investors U.S. LLC (“Allianz”) will be removed as a sub-adviser to the Fund. Accordingly, effective on or about June 30, 2022, all references to Allianz and its portfolio management team in the Prospectus are hereby deleted.

The following amends and replaces the information pertaining to the Fund on pages 72-73 of the SAI:

INTERNATIONAL FUND

Each of AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), Parametric Portfolio Associates LLC (“Parametric”) and Schroder Investment Management North America, Inc. (“Schroder”). The Advisor will allocate assets of the International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to every sub-advisor.

AXA is located at 100 West Putnam Avenue, Greenwich, Connecticut 06830.

Berenberg is located at 1251 Avenue of the Americas, 53rd Floor, New York, New York 10020

Nikko is located at 605 3rd Avenue, 38th Floor, New York, New York 10158.

Parametric is located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

Schroder is located at 7 Bryant Park, New York, New York 10018.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
AXA	0.43% on the first $150 million in assets; and
0.41% on assets over $150 million
Berenberg	0.27%
Nikko	0.32%
Parametric	0.25% on the first $20 million in assets;
0.20% on the next $20 million in assets;
0.15% on the next $110 million in assets; and
0.10% on assets in excess of $150 million
Schroder	0.50%

The references to Allianz on pages 79-81 are hereby deleted.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington International Fund

AXA Investment Managers, Inc.

100 West Putnam Avenue

Greenwich, Connecticut 06830

Berenberg Asset Management LLC

1251 Avenue of the Americas, 53rd Floor

New York, New York 10020

Nikko Asset Management Americas, Inc.

605 Third Avenue, 38th Floor

New York, New York 10158

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, Washington 98104

Schroder Investment Management North America Inc.

7 Bryant Park

New York, New York 10018

Please keep this Supplement for future reference.